EXHIBIT 10.9
AMENDMENT NO. 3
TO MASTER REPURCHASE AGREEMENT

Amendment No. 3 to Master Repurchase Agreement, dated as of February 9, 2026 (this “Amendment”), among UBS AG NEW YORK BRANCH (the “Buyer”), RMTG LENDER LLC (the “Seller”) and SEVEN HILLS REALTY TRUST (the “Guarantor”).
RECITALS
The Buyer and the Seller are parties to that certain Master Repurchase Agreement, dated as of February 18, 2021 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Repurchase Agreement”; and as further amended by this Amendment, the “Repurchase Agreement”). The Guarantor is party to that certain Limited Guaranty, dated as of February 18, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”), made by Guarantor in favor of Buyer. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement and Guaranty, as applicable.
The Buyer, the Seller and the Guarantor have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms thereof. As a condition precedent to amending the Existing Repurchase Agreement, the Buyer has required the Guarantor to ratify and affirm the Guaranty on the date hereof.
Accordingly, the Buyer, the Seller and the Guarantor hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:
SECTION 1.  Definitions. Section 2 of the Existing Repurchase Agreement is hereby amended by:
1.1adding the following new definitions in their proper alphabetical order:
1.2“Extension Fee” shall have the meaning set forth in the Pricing Letter.
1.3“Funding Fee” shall have the meaning set forth in the Pricing Letter.
1.4deleting the definition of “Buyer” in its entirety and replacing it with the following:
“Buyer” shall mean UBS AG New York Branch, its permitted successors in interest and assigns pursuant to Section 18 and, with respect to Section 7, its participants.
1.5deleting the definition of “Upfront Fee” and any and all references thereto in their entirety.

SECTION 2.  Income Payment Waterfall. Section 5(c)(iii) of the Existing Repurchase Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:
SECTION 3.  (iii)    third, to Buyer in payment of any accrued and unpaid fees and expenses, including without limitation, any Facility Exit Fee, Funding Fee and Extension Fee then due and payable, to Buyer’s account set forth in Section 9(a) hereof;
SECTION 4.  Fees. Section 9(c) of the Existing Repurchase Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:
SECTION 5.  (c) Fees. Seller shall pay in immediately available funds to Buyer all fees, including without limitation, the Extension Fee, Funding Fee or Facility Exit Fee, as and when required hereunder. All such payments shall be made in Dollars, in immediately available funds, without deduction, set-off or counterclaim, to Buyer at such account designated by Buyer. Without limiting the generality of the foregoing or any other provision of this Agreement, Buyer may withdraw and retain from the UBS Account any Extension Fee, Funding Fee or Facility Exit Fee due and owing to Buyer.
SECTION 6.  Confidentiality. Section 31 of the Existing Repurchase Agreement is hereby amended by deleting the second paragraph thereof in its entirety and replacing it with the following:
SECTION 7.  Notwithstanding the foregoing or anything to the contrary contained herein or in any other Program Document, the parties hereto may disclose to any and all Persons, without limitation of any kind, the federal, state and local tax treatment and tax structure of the Transactions, any fact relevant to understanding the federal, state and local tax treatment of the Transactions, and all materials of any kind (including opinions or other tax analyses) relating to such federal, state and local tax treatment and that may be relevant to understanding such tax treatment and tax structure; provided that no Seller Party or Affiliate thereof may disclose the name of or identifying information with respect to Buyer, its Affiliates or any other Indemnified Party, or any pricing terms (including, without limitation, the Pricing Rate, Extension Fee, Funding Fee, Facility Exit Fee and Purchase Price) or other nonpublic business or financial information (including any sublimits and financial covenants) that is unrelated to the federal, state and local tax treatment of the Transactions and is not relevant to understanding the federal, state and local tax treatment of the Transactions, without the prior written consent of Buyer. The provisions set forth in this Section 31 shall survive the termination of this Agreement.
SECTION 8.  Notice Information. The notice information in the Existing Repurchase Agreement is hereby amended by:
8.1deleting Buyer’s notice information therefrom in its entirety and replacing it with the following:

UBS AG New York Branch
11 Madison Avenue, 8th Floor
New York, New York 10010
Attention: Michael Zoccoli
Telephone No: 212-713-1439
E-mail: michael.zoccoli@ubs.com

With a copy to:

Chad Eisenberger
Executive Director & Counsel
UBS Business Solutions LLC
11 Madison Avenue
New York, NY 10010
Phone: (212) 821-4885
Email: Chad.Eisenberger@ubs.com
8.2deleting Seller’s and Guarantor’s notice information therefrom in its entirety and replacing it with the following:
c/o The RMR Group
Two Newton Place
255 Washington Street
Newton, Massachusetts 02458
Attention: Matthew Brown, EVP, CFO and Treasurer
Email: mbrown@rmrgroup.com

with copies to:

c/o The RMR Group
Two Newton Place
255 Washington Street
Newton, Massachusetts 02458
Attention: Lindsey Getz, EVP and General Counsel
Email: lindsey.getz@rmrgroup.com

and to:

Troutman Pepper Locke LLP
875 Third Avenue
New York, New York 10022
Attention: Daniel J. Valenti, Esq.
Email: daniel.valenti@troutman.com

SECTION 9.  Conditions Precedent. This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:
9.1Delivered Documents. On the Amendment Effective Date, the Buyer shall have received the following documents, each of which shall be satisfactory to the Buyer in form and substance:
(i)this Amendment, executed and delivered by duly authorized officers of the Buyer, Seller and Guarantor; and
(ii)such other documents as the Buyer or counsel to the Buyer may reasonably request.
SECTION 10.  Ratification of Existing Repurchase Agreement. As amended by this Amendment, the Existing Repurchase Agreement is in all respects ratified and confirmed and the Existing Repurchase Agreement as so modified by this Amendment shall be read, taken, and construed as one and the same instrument.
SECTION 11.  Representations and Warranties. Each of the Seller and Guarantor hereby represents and warrants to the Buyer that such Seller Party is in compliance with all the terms and provisions set forth in the Repurchase Agreement or Guaranty, as applicable, on its part to be observed or performed, and that no Default or Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 11 of the Repurchase Agreement and Section 9 of the Guaranty, as applicable. Each of Seller and Guarantor hereby represents and warrants that this Amendment has been duly and validly executed and delivered by it, and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.
SECTION 12.  Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with their terms.
SECTION 13.  Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.
SECTION 14.  Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. The parties agree that this Amendment, any documents to be delivered pursuant to this Amendment and any notices hereunder may be transmitted among them by email and/or by facsimile. Delivery of an executed counterpart of a signature page of this Amendment in Portable Document Format (PDF) or by facsimile shall be effective as delivery of a manually executed original counterpart of this Amendment. The parties agree that this Amendment, any addendum or amendment hereto or any other document necessary for the consummation of the transaction contemplated by this Amendment may be accepted, executed or agreed to through the use of an electronic signature in accordance with the E-Sign, the UETA and any applicable state law. Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any secure third party electronic signature capture service providers, as long as such service providers use system logs and audit trails that establish a temporal and process link between the presentation of identity documents and the electronic signing, together with identifying information that can be used to verify the electronic signature and its attribution to the signer’s identity and evidence of the signer’s agreement to conduct the transaction electronically and of the signer’s execution of each electronic signature. The original documents shall be promptly delivered, if requested.
SECTION 15.  Reaffirmation of Guaranty. Guarantor hereby (i) agrees that the liability of Guarantor or rights of Buyer under the Guaranty shall not be affected as a result of this Amendment, (ii) ratifies and affirms all of the terms, covenants, conditions and obligations of the Guaranty and (iii) acknowledges and agrees that such Guaranty is and shall continue to be in full force and effect.
SECTION 16.  Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
SECTION 17.  GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES TO THIS AMENDMENT, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES TO THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW RULES THEREOF. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AMENDMENT. NOTWITHSTANDING ANYTHING TO THE CONTRARY, THE EFFECTIVENESS, VALIDITY AND ENFORCEABILITY OF ELECTRONIC CONTRACTS, OTHER RECORDS, ELECTRONIC RECORDS AND ELECTRONIC SIGNATURES USED IN CONNECTION WITH ANY ELECTRONIC TRANSACTION BETWEEN BUYER AND SELLER SHALL BE GOVERNED BY E-SIGN.
SECTION 18.  [SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the Buyer and the Seller have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written.

UBS AG, as Buyer

By:     /s/ Michael Zoccoli
Name: Michael Zoccoli
Title: Executive Director
By:     /s/ Andrew Lisa
Name: Andrew Lisa
Title: Executive Director

Signature Page to Amendment No. 3 to Master Repurchase Agreement

RMTG LENDER LLC, as Seller

By:     /s/ Matthew Brown
Name: Matthew Brown
Title: Chief Financial Officer and Treasurer

Signature Page to Amendment No. 3 to Master Repurchase Agreement

SEVEN HILLS REALTY TRUST, as Guarantor

By:     /s/ Matthew Brown
Name: Matthew Brown
Title: Chief Financial Officer and Treasurer

Signature Page to Amendment No. 3 to Master Repurchase Agreement